                                                                    Exhibit 99.1

                   Unaudited Pro Forma Statement of Operations
                     For the Six Months Ended June 30, 2003
             (In thousands of U.S. dollars, except per share data)


                                                   The Timken
                                                     Company       Torrington      Pro Forma
                                                   Historical      Historical*     Adjustments       Pro Forma
                                                  ------------    ------------    ------------     ------------

Net sales                                         $  1,828,260    $    152,688    $    (1,445) (a) $  1,979,503

Cost of products sold                                1,539,925         140,481              71 (b)    1,680,477
                                                  ------------    ------------    ------------     ------------
Gross profit                                           288,335          12,207          (1,516)         299,026

Selling, administrative and general expenses           240,468          16,555              18     $    257,041
Impairment and restructuring charges                       853               -               - (c)          853
                                                  ------------    ------------    ------------     ------------
Operating income (loss)                                 47,014          (4,348)         (1,534)          41,132

Interest expense                                       (23,275)         (1,589)           (748)(d)      (25,612)
Interest income                                            418               -               -              418
Other income (expense)                                   1,276             (13)              -            1,263
                                                  ------------    ------------    ------------     ------------
Income (loss) before income taxes                       25,433          (5,950)         (2,282)          17,201

Provision for income taxes                              10,173            (468)           (912)(f)        8,793
                                                  ------------    ------------    ------------     ------------
Net income (loss)                                 $     15,260    $     (5,482)   $     (1,370)    $      8,408
                                                  ============    ============    ============     ============

Earnings per share                                $       0.19                                      $       0.11
Earnings per share - assuming dilution            $       0.19                                      $       0.11

 Average shares outstanding                         79,198,167                                        79,198,167

 Average shares outstanding - assuming dilution     79,402,600                                        79,402,600



* The Torrington Statement of Operations is for the period from January 1, 2003 to February 15, 2003.

                   Unaudited Pro Forma Statement of Operations
                      For the Year Ended December 31, 2002
             (In thousands of U.S. dollars, except per share data)

                                                     The Timken
                                                       Company    Torrington                        Pro Forma
                                                     Historical   Historical    Reclassifications*  Adjustments      Pro Forma
                                                     ----------   ----------    ------------------  -----------      ---------

Net sales                                           $ 2,550,075  $ 1,215,952          $        -     $ (9,375) (a)   $ 3,756,652

Cost of products sold                                 2,080,498      979,350              35,300        (6,974)(b)     3,088,174
                                                    -----------  -----------          ----------     ---------          --------
Gross profit                                            469,577      236,602             (35,300)       (2,401)          668,478

Selling, administrative and general expenses            358,866      123,448 **                -        (1,385)(c)       480,929
Impairment and restructuring charges                     32,143        3,040                   -             -            35,183
                                                    -----------  -----------          ----------     ---------          --------
Operating (loss) income                                  78,568      110,114             (35,300)       (1,016)          152,366

Interest expense                                        (31,540)     (16,439)                  -        (6,374)(d)       (54,353)
Interest income                                           1,676            -                   -             -             1,676
Receipt of US Continuous Dumping and Subsidy
     Offset Act payment                                  50,202            -              68,130       (68,130)(e)        50,202
Other income (expense)                                  (13,388)      37,488             (32,830)            -            (8,730)
                                                    -----------  -----------          ----------     ---------          --------
Income before income taxes and cumulative effect
  of change in accounting principle                      85,518      131,163                   -       (75,520)          141,161

Provision for income taxes                               34,067       53,708                   -       (30,292)(f)        57,483
                                                    -----------  -----------          ----------     ---------          --------
Income before cumulative effect of change in
  accounting principle                              $    51,451  $    77,455          $        -     $ (45,228)         $ 83,678
                                                    ===========  ===========          ==========     =========          ========

Before cumulative effect of change in accounting principle:

Earnings per share                                  $      0.84                                                      $      1.01
Earnings per share - assuming dilution              $      0.83                                                      $      1.00

 Average shares outstanding                          61,128,005                                                       61,128,005
 Shares issued to Ingersoll-Rand                              -                                      9,395,973         9,395,973
 Shares issued to public                                      -                                     12,650,000        12,650,000
                                                   ------------                                   ------------       -----------
                                                     61,128,005                                     22,045,973        83,173,978 (g)
                                                   ============                                   ============       ===========

 Average shares outstanding - assuming dilution      61,635,339                                              -        61,635,339
 Shares issued to Ingersoll-Rand                              -                                      9,395,973         9,395,973
 Shares issued to public                                      -                                     12,650,000        12,650,000
                                                   ------------                                   ------------       -----------
                                                     61,635,339                                     22,045,973        83,681,312 (g)
                                                   ============                                   ============       ===========

* Certain amounts related to Torrington have been reclassified to conform with Timken's presentation.

** Amount includes $21.7 million for the year ended December 31, 2002 of allocated Ingersoll-Rand costs for srvices provided to Torrington.

              Notes to Unaudited Pro Forma Statement of Operations


(a)  Reflects the elimination of sales by Timken to Torrington.

(b)  Reflects the following:

                                                                                                  Jun. 30, 2003     Dec. 31, 2002
                                                                                                  -------------     -------------

     i)   Elimination of cost of products sold by Timken to Torrington.                                $ (1,173)         $ (8,166)
     ii)  Adjustment to reduce depreciation expense for property, plant and equipment purchased in the acquisition, based on a composite useful
          life of 12 years.                                                                                (862)          (13,366)
     iii) Adjustment to recognize additional pension expense.                                             1,775             6,282
     iv)  Expense associated with the write-up of acquired inventory based on
          the preliminary asset valuation.                                                                    -             6,254
     v)   Amortization of acquired identifiable intangible assets based on the
          preliminary asset valuation and related useful lives.                                           1,100             6,600
     vi)  Elimination of periodic postretirement benefits costs related to retirees not assumed by Timken in the acquisition and adjustment to increase postretirement benefits costs related to active employees
          acquired based on Timken plan provisions.                                                        (769)           (4,578)
                                                                                                        -------          --------
                                                                                                        $    71          $ (6,974)
                                                                                                        =======          ========


(c)  Reflects the following:                                                                      Jun. 30, 2003     Dec. 31, 2002
                                                                                                  -------------     -------------
     i)   Adjustment to recognize additional pension expense.                                           $    17             $ 141


     ii)  Elimination of periodic postretirement benefits costs related to retirees not assumed by Timken in the acquisition and adjustment to increase postretirement benefits costs related to active employees
          acquired based on Timken plan provisions.                                                           1            (1,526)
                                                                                                        -------          --------
                                                                                                        $    18          $ (1,385)
                                                                                                        =======          ========


(d)  Reflects interest expense on the pro forma acquisition debt instruments, as follows:         Jun. 30, 2003     Dec. 31, 2002
                                                                                                  -------------     -------------
     i)   $250.0 million aggregate principal amount of unsecurred senior notes at 5.75%                 $(1,935)        $ (14,375)
     ii)  $186.1 million in borrowings under our new senior credit facility at 2.78%                       (663)           (5,173)
     iii) Commitment fee on $313.9 million of unused revolver at 0.375%                                    (164)           (1,177)
     iv)  $125.0 million in borrowings under our new accounts receivable facility at 1.80%                 (303)           (2,250)
     v)   Elimination of Torrington's interest expense                                                    2,213            16,439
     vi)  Eliminate of commercial paper interset expense at 1.80%                                           104               162
                                                                                                        -------          --------
                                                                                                        $  (748)         $ (6,374)
                                                                                                        =======          ========

(e) Reflects the elimination of receipts under the US Continuous Dumping and Subsidy Offset Act (the "Act"). Pursuant to the Agreement, all amounts received under the Act for 2002 were retained by Ingersoll-Rand. Eighty percent (80%) of any amounts received by Torrington under the Act for 2003 and 2004 will be paid to Ingersoll-Rand.

(f) Reflects the income tax effects of the pro forma adjustments, based on an effective tax rate of 40%.

(g)  Reflects Timken's average shares outstanding and average shares outstanding
     - assuming dilution, based on (i) 9,395,973 shares issued to Ingersoll-Rand and 12,650,000 shares issued to the public and (ii) a per share price of $14.90.